UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2026

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Anjaneya Techno Park, No. 147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+918048821871

(Registrant’s telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 27, 2026, Zoomcar Holdings Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”) in connection with the fourth closing (the “Fourth Closing”) of the previously announced private placement of the Company’s Series A units (the “Units”), each Unit consisting of (i) one share of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share and stated value of $1,000 per share (the “Preferred Shares”), and (ii) one Series A warrant to purchase 20,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (the “Warrants,” and the transaction, the “Offering”). The Units were sold at a purchase price of $1,000 per Unit. The Offering is being conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(c) of Regulation D promulgated thereunder.

At the Fourth Closing, the Company issued and sold an aggregate of 498 Units, consisting of 498 Preferred Shares and 498 Warrants to purchase up to an aggregate of 9,960,000 shares of Common Stock (based on 20,000 shares of Common Stock per Warrant), representing aggregate consideration of approximately $498,000. The Units issued at the Fourth Closing were issued for non-cash consideration, consisting of the satisfaction and discharge of accrued and unpaid obligations of the Company owed to the Purchasers in the aggregate amount of approximately $498,000. The Company received no cash proceeds at the Fourth Closing. The Offering provides for the sale of up to an aggregate of $5,000,000 of Units, plus up to an additional $5,000,000 of Units issuable pursuant to an overallotment option exercisable by the placement agent in its sole discretion, in one or more closings, with a minimum subscription threshold of $1,000,000 having been satisfied. The Offering is scheduled to terminate on September 4, 2026, unless extended in the Company’s discretion. The Offering’s scheduled termination date is further discussed in Item 8.01 of this Current Report, and is incorporated herein by reference.

The Preferred Shares are convertible into shares of Common Stock in accordance with the terms of the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (the “Certificate of Designation”) at the stated value of the Preferred Shares, at an initial conversion price of $0.05 per share of Common Stock, subject to adjustment as provided therein, or pursuant to an alternate conversion right and, in certain circumstances, price-reset provisions based on subsequent sales of Common Stock by the Company set forth in the Certificate of Designation. The Warrants have an exercise price of $0.0625 per share of Common Stock, subject to adjustment as provided therein (including for stock splits and reverse stock splits), are exercisable beginning on the date of issuance, and expire five (5) years from the date of issuance.

The number of shares of Common Stock issuable upon the exercise of Warrants or conversion of the Preferred Shares as described herein does not give effect to the reverse stock split approved by the Company’s stockholders on August 11, 2026.

In connection with the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “Commission”) registering the resale of the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants by no later than the fifteenth (15th) calendar day following the Fourth Closing, and to use its best efforts to cause such registration statement to become effective within the time periods specified therein. The Registration Rights Agreement provides for the payment of partial liquidated damages in certain circumstances if the Company fails to satisfy its registration obligations.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Placement Agent Agreement, the Certificate of Designation, the Form of Series A Warrant, and the Form of Placement Agent Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which (or the forms of which) are filed or incorporated by reference as exhibits hereto, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

The Units, the Preferred Shares, the Warrants and the Placement Agent Warrants described in Item 1.01 above, and the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants and the Placement Agent Warrants, were offered and sold without registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(c) of Regulation D promulgated thereunder. The Company relied on these exemptions based, in part, on representations made by each Purchaser, including that each Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D, and the Company took reasonable steps to verify each Purchaser’s accredited investor status. The securities have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 5.07 of this Current Report regarding the filing and effectiveness of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation effecting the Authorized Share Increase is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 11, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the record date of June 26, 2026 (the “Record Date”), 8,488,485 shares of Common Stock, and 1,630 shares of the Company’s Series A Convertible Preferred Stock (which voted together with the Common Stock as a single class on an as-converted basis on each matter presented at the Annual Meeting, representing 32,600,000 as-converted votes) were issued and outstanding and eligible to vote. At the Annual Meeting, a quorum of 29,057,930 votes, or approximately 70.72% of the votes entitled to be cast, was present or represented by proxy. Each of the matters set forth below is described in detail in the proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on June 26, 2026, as supplemented by Amendment No. 1 thereto filed with the SEC on July 10, 2026. The following actions were taken at the Annual Meeting:

Proposal No. 1: Ratification of Appointment of Independent Registered Public Accounting Firm

The first proposal was the ratification of the appointment of Bansal & Co LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,996,769	48,217	12,943	0

Proposal No. 1 was approved by the affirmative vote of a majority of the votes cast on the proposal.

Proposal No. 2: Approval of Increase in Authorized Shares

The second proposal was the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 250,000,000 to 1,990,000,000 authorized shares (the “Authorized Share Increase”). Approval of this proposal required (i) the affirmative vote of a majority of the total voting power outstanding and entitled to vote (Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted basis) and (ii) the separate affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting as a separate class, pursuant to Section 242(b)(2) of the Delaware General Corporation Law.

The vote by the total voting power outstanding and entitled to vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,481,008	576,922	0	0

The vote by the holders of Common Stock outstanding was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,621,008	576,922	0	0

Proposal No. 2 was approved by the requisite vote described above.

Following the Annual Meeting, on August 13, 2026, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Authorized Share Increase, which became effective upon filing and is filed as Exhibit 3.2 to this Current Report.

Proposal No. 3: The Tender Offer Proposal

The third proposal was the approval of the issuance of up to an aggregate of 509,192,089 shares of Common Stock in connection with the Company’s Offer to Exchange outstanding warrants for shares of Common Stock.

The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,733,885	97,688	112,827	2,113,530

Proposal No. 3 was approved by the affirmative vote of a majority of the votes cast on the proposal.

Proposal No. 4: The Inducement Grant Proposal

The fourth proposal was the approval of the grant of 1,000,000 restricted shares of Common Stock to Uri Levine, the Company’s Chairman of the Board, as an inducement grant outside of the Company’s equity incentive plan, pursuant to the terms of his Board Appointment Letter dated March 28, 2025.

The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,483,044	1,129,676	331,680	2,113,530

Proposal No. 4 was approved by the affirmative vote of a majority of the votes cast on the proposal.

Proposal No. 5: The Reverse Stock Split Proposal

The fifth proposal was the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of its outstanding Common Stock at a ratio of between one-for-two and one-for-eight hundred, with such ratio to be determined at the sole discretion of the Company’s Board of Directors (the “Board”) and with such reverse stock split to be effectuated at such a ratio and at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split”). Approval of this proposal required the affirmative vote of a majority of voting power outstanding and entitled to vote.

The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,412,960	1,644,970	0	0

Proposal No. 5 was approved by the requisite vote described above.

The Reverse Split will be effective upon approval by the Board of the specific ratio within the range approved by stockholders and the filing of a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.

Proposal No. 6: The Adjournment Proposal

The sixth proposal was the approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there were insufficient votes to approve any of the foregoing proposals. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,575,051	179,620	303,258	0

Proposal No. 6 was approved by the affirmative vote of a majority of the votes cast on the proposal.

No other matters were submitted to a vote of the Company’s stockholders at the Annual Meeting.

Item 7.01 Regulation FD Disclosure.

On August 13, 2026, the Company issued a press release announcing the results of the Annual Meeting.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The information set forth in Item 1.01 of this Current Report regarding the Offering and the Purchase Agreement is incorporated herein by reference.

On August 10, 2026, the Company, with the agreement of the Placement Agent, extended the scheduled termination date of the Offering (and the corresponding “Termination Date” as defined in the Securities Purchase Agreements entered into with investors in the Offering) from August 14, 2026 to September 4, 2026. The Company may further extend the Offering Termination Date in accordance with the terms of the applicable Securities Purchase Agreements.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock of Zoomcar Holdings, Inc., filed with the Secretary of State of the State of Delaware on June 2, 2026 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on June 5, 2026).
3.2*	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Zoomcar Holdings, Inc., filed with the Secretary of State of the State of Delaware, effective August 13, 2026.
4.1	Form of Series A Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 5, 2026).
10.1	Form of Securities Purchase Agreement, by and among Zoomcar Holdings, Inc. and the purchasers signatory thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 5, 2026).
10.2	Form of Registration Rights Agreement, by and among Zoomcar Holdings, Inc. and the purchasers signatory thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 5, 2026).
10.3	Placement Agent Agreement, dated as of June 30, 2026, by and between Zoomcar Holdings, Inc. and ThinkEquity LLC (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on form 8-K filed on July 6, 2026).
99.1*	Press Release, dated August 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2026

ZOOMCAR HOLDINGS, INC.

By:	/s/ Deepankar Tiwari
Name:	Deepankar Tiwari
Title:	Chief Executive Officer